Exhibit 10.1

EXCHANGE AGREEMENT

AMENDED AND RESTATED EXCHANGE AGREEMENT (the “Agreement”) is made as of the ___ day of December 2017, by and between, TimefireVR, Inc., a Nevada corporation (the “Company”), and the investor signatory hereto (the “Investor”).

WHEREAS, the Investor has previously acquired from the Company, among other things, (i) such aggregate number of shares of Series A Preferred Stock, $0.01 par value, of the Company as set forth opposite the Investor’s name on Schedule I attached hereto (the “Investor Series A Preferred Stock”), (ii) such aggregate number of shares of Series A-1 Preferred Stock, $0.01 par value of the Company as set forth opposite the Investor’s name on Schedule I attached hereto (the “Investor Series A-1 Preferred Stock”), (iii) such aggregate number of shares of Series C Preferred Stock, $0.01 par value, of the Company as set forth opposite the Investor’s name on Schedule I attached hereto (the “Investor Series C Preferred Stock”), (iv) warrants (the “Investor March Warrants”) to acquire such aggregate number of shares of common stock, $0.001 par value, of the Company (the “Common Stock”) as set forth opposite the Investor’s name on Schedule I attached hereto, (v) warrants (the “Investor August Warrants”) to acquire such aggregate number of shares of Common Stock as set forth opposite the Investor’s name on Schedule I attached hereto, (vi) warrants (the “Investor September 2016 Warrants”) to acquire such aggregate number of shares of Common Stock as set forth opposite the Investor’s name on Schedule I attached hereto, (vii) a senior secured convertible note, issued by the Company, dated March 3, 2017, with outstanding principal as set forth opposite the Investor’s name on Schedule I attached hereto (the “Investor March Notes”), and (viii) a senior secured convertible note, issued by the Company, dated August 21 2017, with outstanding principal as set forth opposite the Investor’s name on Schedule I attached hereto (the “Investor August Notes”). The Investor Series A Preferred Stock, the Investor Series A-1 Preferred Stock, the Investor Series C Preferred Stock, the Investor September 2016 Warrants, the Investor March Warrants and the Investor March Notes are collectively referred to therein as the “Investor 144 Securities”. The Investor August Note and the Investor August Warrant are collectively referred to as the “Investor Restricted Securities”and together with the Investor 144 Securities, the “Investor Securities”. Capitalized terms not defined herein shall have the meaning as set forth in that certain Securities Purchase Agreement, dated December 20, 2017, by and among the Company and certain purchasers of senior secured convertible notes of the Company.

WHEREAS, the Company has authorized a new series of convertible preferred stock of the Company designated as Series E Convertible Preferred Stock, $0.01 par value, the terms of which are set forth in the Certificate of Designations for such series of Series E Preferred Stock (the “New Certificate of Designations”) in the form attached hereto as Exhibit A (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the “New Series E Preferred Stock”), which New Series E Preferred Stock shall be convertible into shares of Common Stock, in accordance with the terms of the New Certificate of Designations.

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Company and the Investor desire to consummate the following exchanges (each, an “Exchange”): (i) the Company shall issue such aggregate number of shares of New Series E Preferred Stock in exchange for each of the Investor Securities as set forth on Schedule II attached hereto (the “New Preferred Shares”, and, as converted, the “New Conversion Shares”).

WHEREAS, the exchange of the Investor Securities for the New Preferred Shares is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, concurrently herewith, the Company is entering into agreements with holders (each, an “Other Investor”, and such agreements, each an “Other Agreement”) of other securities of the Company of the same type and class as each of the Investor Securities (the “Other Securities”) substantially in the form of this Agreement (other than with respect to the identity of the Investor, any provision regarding the reimbursement of legal fees and proportional changes reflecting the different aggregate amounts of Other Securities held by such Other Investor then outstanding).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the promises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Exchange; Forbearance. On the Closing Date, subject to the terms and conditions of this Agreement, the Investor shall, and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Investor Securities for the New Preferred Shares. At the Closing (as defined below), the following transactions shall occur (such transactions in this Section 1, the “Exchange”):

1.1 As of the Closing Date (as defined below), the Investor Securities shall be free and clear of all Liens. Upon receipt of the New Preferred Shares in accordance with Section 1.2, all of the Investor’s rights under the Investor Securities shall be extinguished (including, without limitation, the rights to receive, as applicable, any premium, make-whole amount, accrued and unpaid interest or dividends thereon or any other shares of Common Stock with respect thereto (whether upon in connection with a Fundamental Transaction, event of default or otherwise)).

1.2 On the Closing Date, the Company shall issue the New Preferred Shares to the Investor (or its designee). Promptly after the Closing Date the Company shall deliver a certificate evidencing the New Preferred Shares to the Investor (or its designee). On the Closing Date, the Investor shall be deemed for all corporate purposes to have become the holder of record of the New Preferred Shares and shall have the right to convert the New Preferred Shares, irrespective of the date the Company delivers the certificate evidencing the New Preferred Shares to the Investor. For the avoidance of doubt, the Investor shall be entitled to exercise all of its rights with respect to the New Preferred Shares, including without limitation, the right to convert the New Preferred Shares into Common Stock in accordance with the terms of the New Certificate of Designations, immediately following the Closing (as defined below), irrespective of when the certificate for the New Preferred Shares is delivered to the Investor.

1.3 The Company and the Investor shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

1.4 If the Closing has not occurred on or prior to December 29, 2017, the Investor shall have the right, by delivery of written notice to the Company to terminate this Agreement (such date, the “Termination Date”). From the date hereof until the earlier of (x) the Closing Date (as defined below) and (y) the Termination Date, the Investor shall forbear from taking any actions with respect to the Investor Securities not explicitly set forth herein, including, without limitation, conversions, exercises, redemptions, exchanges or delivery of written notice to the Company to require the conversion, exercise, redemption or exchange of any of the Investor Securities.

2. The Closing(s). Subject to the conditions set forth below, the Exchange shall take place at the offices of __________________, on the date hereof, or at such other time and place as the Company and the Investor mutually agree (the “Closing” and the “Closing Date”).

3. Closing Conditions.

3.1 Conditions to Investor’s Obligations. The obligation of the Investor to consummate the Exchange is subject to the fulfillment, to the Investor’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties(b). The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are accurate in all respects) on the date hereof and on and as of the Closing Date as if made on and as of such date (except for representations and warranties that speak as of a specific date, which are accurate in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are accurate in all respects) as of such specified date).

(c) Issuance of Securities(d). At the Closing, the Company shall issue the New Preferred Shares on the books and records of the Company.

(e) No Actions(f). No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(g) Proceedings and Documents(h). All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Investor, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(i) Listing. On each Trading Day during the twenty (20) Trading Days immediately preceding the Closing Date, the Common Stock (I) shall be designated for quotation or listed on an Eligible Market and (II) shall not have been suspended.

(j) No Material Non-Public Information. As of the Closing Date, the Investor shall not be in possession of any material, nonpublic information received from the Company, any Subsidiary or its respective agents or Affiliates, except as disclosed on Schedule 3.1(j).

(k) No Current Public Information Failure. As of the Closing Date, the Company shall have no knowledge of any fact that would cause any New Preferred Shares or New Conversion Shares (without regard to any restriction or limitation on conversion of the New Preferred Shares), not to be eligible for resale pursuant to (i) Rule 144 without any volume limitation by the Investor (including, without limitation, by virtue of an existing or expected Current Public Information Failure) or (ii) any applicable state securities laws.

(l) New Certificate of Designations. As of the Closing Date, the New Certificate of Designations shall have been filed with the Secretary of State of Nevadaand shall be in full force and effect.

3.2 Conditions to the Company’s Obligations. The obligation of the Company to consummate the Exchange is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to or at the Closing in question, of each of the following conditions:

(a) Representations and Warranties(b). The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which are accurate in all respects) on the date hereof and on and as of the Closing Date as if made on and as of such date (except for representations and warranties that speak as of a specific date, which are accurate in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which are accurate in all respects) as of such specified date).

(c) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(d) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to Investor that:

4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State ofNevada. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect (as defined below) on its business or properties. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, if any, individually or taken as a whole, or on the transactions contemplated hereby or on the Transaction Documents (as defined below) or by the agreements and instruments to be entered into (or entered into) in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under this Agreement or the Transaction Documents.

4.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the other Transaction Documents and the performance of all obligations of the Company hereunder and thereunder, and the authorization of the Exchange, the issuance (and reservation for issuance) of the New Preferred Shares and the New Conversion Shares (collectively, the “Securities”) have been taken on or prior to the date hereof. The New Certificate of Designations has been validly filed with the Secretary of State of Nevada and, as of the date hereof and the Closing Date, remains in full force and effect.

4.3 Valid Issuance of the Securities. The New Preferred Shares when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, and the New Conversion Shares when issued in accordance with the terms of the New Certificate of Designations, for the consideration expressed therein, will be duly and validly issued, fully paid and non-assessable. Upon conversion of the New Preferred Shares (from and after six months from the date of each respective Investor Restricted Securitywith respect to New Preferred Shares issued in exchange for any Investor Restricted Securities), the New Conversion Shares shall be freely tradable and may be sold under Rule 144 subject to the Company having filed all applicable Form 10-Q and 10-K. The Company agrees to take all actions, including, without limitation, the issuance by its legal counsel of any necessary legal opinions, necessary to issue unrestricted New Conversion Shares upon appropriate notice of sale under Rule 144 under the 1933 Act in connection with which New Conversion Shares issued upon conversion of New Preferred Shares issued in exchange for any Investor Restricted Securities) will be freely tradable on the principal Eligible Market on which the Common Stock then trades without restriction and not containing any restrictive legend without the need for any action by the Investor. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 125% of the maximum number of shares of Common Stock (assuming for purposes hereof that (x) such New Preferred Shares are convertible at the initial Conversion Price (as defined in the New Certificate of Designations) any such conversion shall not take into account any limitations on the conversion of the Preferred Shares set forth in the Certificate of Designations).

4.4 Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by the Investor or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities. The offer and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the 1933 Act and the qualification or registration requirements of state securities laws or other applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

4.5 Compliance With Laws. The Company has not violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a Material Adverse Effect, and the Company has not received written notice of any such violation.

4.6 Consents; Waivers. No consent, waiver, approval or authority of any nature, or other formal action, by any Person, not already obtained, is required in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions provided for herein and therein.

4.7 Acknowledgment Regarding Investor’s Purchase of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the other documents entered into in connection herewith (collectively, the “Transaction Documents”) and the transactions contemplated hereby and thereby and that the Investor is not (i) an officer or director of the Company, (ii) an “affiliate” of the Company (as defined in Rule 144 promulgated under the 1933 Act), or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s acceptance of the New Preferred Shares. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

4.8 Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock, the Investor Securities or any of the Company’s officers or directors in their capacities as such.

4.9 No Group. The Company acknowledges that, to the Company’s knowledge, the Investor is acting independently in connection with this Agreement and the transactions contemplated hereby, and is not acting as part of a “group” as such term is defined under Section 13(d) of the 1933 Act and the rules and regulations promulgated thereunder.

4.10   Validity; Enforcement; No Conflicts. This Agreement and each Transaction Document to which the Company is a party have been duly and validly authorized, executed and delivered on behalf of the Company and shall constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Company of this Agreement and each Transaction Document to which the Company is a party and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which it is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Company, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

4.11   Disclosure. Other than as set forth in the 8-K Filing (as defined below) or Schedule 3.1(j), the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

4.12   Capitalization. As of the date hereof, the Company has 47,269,804 shares of Common Stock issued and outstanding.

5. Representations and Warranties of the Investor. The Investor hereby represents, warrants and covenants that:

5.1 Authorization. The Investor has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

5.2 Accredited Investor Status; Investment Experience. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. The Investor can bear the economic risk of its investment in the Securities, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities.

5.3 No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

5.4 Validity; Enforcement; No Conflicts. This Agreement and each Transaction Document to which the Investor is a party have been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Investor of this Agreement and each Transaction Document to which the Investor is a party and the consummation by the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Investor, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

5.5 Ownership of Investor Securities. The Investor owns and holds, beneficially and of record, the entire right, title, and interest in and to the Investor Securities free and clear of all rights and Liens (other than pledges or security interests (x) arising by operation of applicable securities laws and (y) that the Investor may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker). The Investor has full power and authority to transfer and dispose of the Investor Securities to the Company free and clear of any right or Lien. Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any Person to acquire all or any part of the Investor Securities or any shares of Common Stock issuable upon conversion of the Investor Securities.

6. Additional Covenants

6.1 Disclosure. The Company shall, on or before 8:30 a.m., New York City time, on the first business day after the date of this Agreement, issue a press release and Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby and attaching the form of this Agreement and the New Certificate of Designations as an exhibit thereto (collectively with all exhibits attached thereto, the “8-K Filing”). From and after the issuance of the 8-K Filing except as provided on Schedule 3.1(j), which shall be publicly disclosed by no later than January __, 2018, the Investor shall not be in possession of any material, nonpublic information received from the Company or any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause its officers, directors, employees, affiliates and agents, not to, provide the Investor with any material, nonpublic information regarding the Company from and after the filing of the 8-K Filing without the express written consent of the Investor. To the extent that the Company delivers any material, non-public information to the Investor without the Investor’s express prior written consent, the Company hereby covenants and agrees that the Investor shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent with respect to, or a duty to the to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent or not to trade on the basis of, such material, non-public information. The Company shall not disclose the name of the Investor in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

6.2 Listing. The Company shall promptly secure the listing or designation for quotation (as applicable) of all of the New Conversion Shares upon each Eligible Market upon which the Common Stock is then listed or designated for quotation (as applicable) (subject to official notice of issuance) and shall maintain such listing of all the New Conversion Shares from time to time issuable under the terms of the Transaction Documents. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 7.2.

6.3 Holding Period. For the purposes of Rule 144 of the 1933 Act, the Company acknowledges that (i) the holding period of the Investor Securities may be tacked onto the holding period of the New Preferred Shares (and upon conversion of the New Preferred Shares, the New Conversion Shares) and (ii) the holding period of the New Preferred Shares may be tacked onto the holding period of the New Conversion Shares, and the Company agrees not to take a position contrary to this Section 6.3. The parties hereto hereby acknowledge and agree that the tacking and Rule 144 holding period dates (assuming the Investor is not an affiliate of the Company) for each of the New Preferred Shares are set forth on Schedule III attached hereto.

6.4 Blue Sky. The Company shall make all filings and reports relating to the Exchange required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any.

6.5 Fees and Expenses. The Company shall reimburse ___________ for its legal fees and expenses in connection with the preparation and negotiation of this Agreement and transactions contemplated thereby, in an amount not to exceed $15,000 (the “Investor Counsel Expense”). The Investor Counsel Expense shall be paid by the Company whether or not the transactions contemplated by this Agreement are consummated. Except as otherwise set forth above, each party to this Agreement shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

7. Miscellaneous

7.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.4 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

TimeFireVR Inc.
7960 E. Camelback Rd. Suite 511
Scottsdale AZ 85251
Telephone: (602) 617-8888
Attention: Jonathan Read, Chief Executive Officer
E-Mail: jread@quadratum1.com

With a copy (for informational purposes only) to:

Nason Yeager Gerson White & Lioce, P.A.,
3001 PGA Boulevard, Suite 305
Palm Beach Gardens, FL 33410
Telephone: (561) 471-3507
Attention: Michael D. Harris, Esq.
E-Mail: mharris@nasonyeager.com and

If to the Investor, to its address, facsimile number and e-mail address set forth on its signature page hereto,

or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

7.5 Finder’s Fees. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. The Company shall indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

7.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

7.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

7.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.9 Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

7.10   No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

7.11   Survival. The representations, warranties and covenants of the Company and the Investor contained herein shall survive the Closing and delivery of the Securities.

7.12   Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.13   No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.14   Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Agreement are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Other Agreement. Nothing contained herein or in any Other Agreement, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Investor and the Other Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

7.15   Equal Treatment Acknowledgement; Most Favored Nations. The parties hereto herby acknowledge and agree that, in accordance with the terms of existing agreements with the Company relating to the Investor Securities, the Company is obligated to present the terms of this offering to each Other Investor; provided that each Other Agreement shall be negotiated separately with each Other Investor and shall not in any way be construed as the Investor or any Other Investor acting in concert or as a group with respect to the purchase, disposition or voting of securities of the Company or otherwise. The Company hereby represents and warrants as of the date hereof and covenants and agrees that none of the terms offered to any Person with respect to the Exchange, including, without limitation with respect to any consent, release, amendment, settlement, or waiver relating to the Exchange (each an “Exchange Document”), is or will be more favorable to such Person than those of the Investor and this Agreement. If, and whenever on or after the date hereof, the Company enters into an Exchange Document, then (i) the Company shall provide notice thereof to the Investor immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Investor or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Exchange Document, provided that upon written notice to the Company at any time the Investor may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Investor as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Investor. The provisions of this Section 8.16 shall apply similarly and equally to each Exchange Document.

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY

TIMEFIRE VR INC.

By: __________________________

Name:

Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR:

________________________________

By: _____________________________

Name:

Title:

Address for Notices:

____________________________________

____________________________________

____________________________________

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